UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2014

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Park Avenue, New York, New York		10166-0188
(Address of Principal Executive Offices)		(Zip Code)

212-578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01	Financial Statements And Exhibits	4
SIGNATURES		5
EXHIBIT INDEX		6
Ex - 10.1 to 10.11
10.1	Form of Performance Share Agreement
10.2	Form of Performance Unit Agreement
10.3	Form of Restricted Stock Unit Agreement (Ratable Period of Restriction Ends in Thirds; Code Section 162(m) Goals)
10.4	Form of Restricted Stock Unit Agreement (Three-Year “Cliff” Period of Restriction; No Code Section 162(m) Goals)
10.5	Form of Restricted Unit Agreement (Ratable Period of Restriction Ends in Thirds; Code Section 162(m) Goals)
10.6	Form of Restricted Unit Agreement (Three-Year “Cliff” Period of Restriction; No Code Section 162(m) Goals)
10.7	Form of Stock Option Agreement (Ratable Exercisability in Thirds)
10.8	Form of Stock Option Agreement (Three-Year “Cliff” Exercisability)
10.9	Form of Unit Option Agreement (Ratable Exercisability in Thirds)
10.10	Form of Unit Option Agreement (Three-Year “Cliff” Exercisability)
10.11	MetLife Annual Variable Incentive Plan (effective as amended and restated January 1, 2015)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2014, the Compensation Committee (the “Committee”) of the Board of Directors of MetLife, Inc. (the “Company”) approved forms of award agreement (collectively, the “Award Agreements”) for stock-based long-term incentive compensation.

The Award Agreements provide for:

•	awards payable in shares of Company common stock (“Shares”) based on elements of Company performance, known as Performance Shares, and their cash-payable equivalent, Performance Units;

•	awards payable in Shares, known as Restricted Stock Units, and their cash-payable equivalent, Restricted Units;

•	awards that provide the right to buy Shares at their closing price on the grant date, known as Stock Options; and

•	cash-payable awards based on the price of a Share at the time the award is exercised, less the closing price of a Share on the date the award was granted, known as Unit Options.

The Award Agreements will apply to awards made under the MetLife, Inc. 2015 Stock and Incentive Plan (the “2015 Plan”) which will become effective on January 1, 2015.

Each of the Award Agreements has material terms that are substantially similar to the forms of award agreement approved by the Committee on February 11, 2013 and disclosed by the Company on Form 8-K on February 15, 2013 (the “Former Agreements”), except as noted below.

•

The Award Agreements replace the reference to “retirement” in the Former Agreements with a “Rule of 65.” An employee whose age and total service with the Company and its affiliates at the time of termination of employment (other than for cause) is equal to or greater than 65, with at least five years of service, will retain the right to receive payment for, or exercise, the award after termination of employment. The employee forfeits the award if the Committee finds that the employee has made disparaging statements about the Company and its affiliates or their associates, products, or services, other than truthful statements compelled by law or authorized pursuant to legal or administrative processes.

•

The Award Agreements provide for the forfeiture of awards to the extent the Company determines they have the potential to trigger penalties under Internal Revenue Code Section 457A, unless the employee certifies that the employee was not subject to income taxation by the United States during the vesting period.

The foregoing description of the Award Agreements is a summary, is not complete and is qualified in its entirety by reference to the Award Agreements, which are attached hereto as exhibits and are incorporated herein by reference.

On December 9, 2014, the Committee also approved the MetLife Annual Variable Incentive Plan, effective as amended and restated January 1, 2015, (“AVIP”) as a sub-plan of the 2015 Plan. AVIP is an annual incentive plan that provides for cash awards to executive officers of the Company and other employees, subject to performance criteria established by the Committee. The foregoing description of AVIP is a summary, is not complete and is qualified in its entirety by reference to AVIP, which is attached hereto as an exhibit and its incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

10.1	Form of Performance Share Agreement

10.2	Form of Performance Unit Agreement

10.3	Form of Restricted Stock Unit Agreement (Ratable Period of Restriction Ends in Thirds; Code Section 162(m) Goals)

10.4	Form of Restricted Stock Unit Agreement (Three-Year “Cliff” Period of Restriction; No Code Section 162(m) Goals)

10.5	Form of Restricted Unit Agreement (Ratable Period of Restriction Ends in Thirds; Code Section 162(m) Goals)

10.6	Form of Restricted Unit Agreement (Three-Year “Cliff” Period of Restriction; No Code Section 162(m) Goals)

10.7	Form of Stock Option Agreement (Ratable Exercisability in Thirds)

10.8	Form of Stock Option Agreement (Three-Year “Cliff” Exercisability)

10.9	Form of Unit Option Agreement (Ratable Exercisability in Thirds)

10.10	Form of Unit Option Agreement (Three-Year “Cliff” Exercisability)

10.11	MetLife Annual Variable Incentive Plan (effective as amended and restated effective January 1, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name: Timothy J. Ring
Title: Senior Vice President and Secretary

Date: December 11, 2014

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT

10.1	Form of Performance Share Agreement

10.2	Form of Performance Unit Agreement

10.3	Form of Restricted Stock Unit Agreement (Ratable Period of Restriction Ends in Thirds; Code Section 162(m) Goals)

10.4	Form of Restricted Stock Unit Agreement (Three-Year “Cliff” Period of Restriction; No Code Section 162(m) Goals)

10.5	Form of Restricted Unit Agreement (Ratable Period of Restriction Ends in Thirds; Code Section 162(m) Goals)

10.6	Form of Restricted Unit Agreement (Three-Year “Cliff” Period of Restriction; No Code Section 162(m) Goals)

10.7	Form of Stock Option Agreement (Ratable Exercisability in Thirds)

10.8	Form of Stock Option Agreement (Three-Year “Cliff” Exercisability)

10.9	Form of Unit Option Agreement (Ratable Exercisability in Thirds)

10.10	Form of Unit Option Agreement (Three-Year “Cliff” Exercisability)

10.11	MetLife Annual Variable Incentive Plan (effective as amended and restated effective January 1, 2015)